EXHIBIT 99.1

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Color Edge, Inc. and Affiliates

We have audited the accompanying combined balance sheet of Color Edge, Inc. and Affiliates as at December 31, 2004, and the related combined statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Color Edge, Inc. and Affiliates as at December 31, 2004, and the results of their operations and their cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
July 6, 2005

COLOR EDGE, INC. AND AFFILIATES COMBINED BALANCE SHEET DECEMBER 31, 2004

ASSETS

Current assets:
Cash	$2,052,554
Accounts receivable, net of allowances for doubtful accounts and customers’ deductions of $518,000	10,165,815
Inventories	1,106,387
Due from related company	132,868
Deferred income taxes	610,175
Stockholders’ loans	4,393,326
Other current assets	67,851
Total current assets		$18,528,976

Property and equipment, net of accumulated depreciation and amortization of $4,766,711		3,160,884

Other assets:
Deferred income taxes	4,242,832
Restricted cash-security deposit	1,682,819
Security deposits	210,129
Loan origination fees	94,902
Trademarks	2,766
Total other assets		6,233,448

Total assets		27,923,308

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED BALANCE SHEET (Continued) DECEMBER 31, 2004

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,474,253
Accrued expenses	3,680,052
Capital lease obligations, current maturities	657,596
Installment notes - bank, current maturities	400,000
Customer deposits	66,570
Income taxes payable	803,032
Total current liabilities		$9,081,503

Long term liabilities:
Notes payable, bank	5,500,000
Capital lease obligations, less current maturities	859,861
Installment notes - bank, less current maturities	1,300,000
Deferred occupancy costs	1,687,661
Total long-term liabilities		9,347,522

Total liabilities		18,429,025

Stockholders’ equity
Common stock	1,010
Additional paid-in capital	1,448,990
Retained earnings	8,044,283
Total stockholders’ equity		9,494,283

Total liabilities and stockholders’ equity		$27,923,308

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2004

Revenue	$51,742,547

Cost of sales	25,836,151

Gross profit		$25,906,396

Operating expenses:
Selling	7,857,454
General and administrative	14,226,001
Total operating expenses		22,083,455

Income from operations		3,822,941

Other income (expense):
Interest expense	(489,077)
Interest income	48,428
Total other income (expense)		(440,649)

Income before provision for income taxes		3,382,292

Provision for income taxes:
Current	1,043,327
Deferred	813,471
Total provision for income taxes		1,856,798

Net income		1,525,494

Retained earnings at beginning of year		6,518,789

Retained earnings at end of year		$8,044,283

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net income		$1,525,494
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	$1,349,602
Deferred income taxes	813,471
Deferred occupancy costs	76,002
(Decrease) increase in allowance for doubtful accounts	(168,000)
Increase (decrease)in cash flows as a result of change in asset and liability account balances:
Accounts receivable	(13,935)
Inventories	147,495
Due from related company	(71,485)
Other current assets	170,891
Restricted cash-security deposit	(161,277)
Security deposits	(28,441)
Accounts payable	(1,543,611)
Accrued expenses	1,236,981
Customer deposits	(13,138)
Income taxes payable	790,932
Total adjustments		2,585,487

Net cash provided by operating activities		4,110,981

Cash flows from investing activities:
Purchase of property and equipment, net	(344,134)
Increase in due from stockholder	(2,375,061)
Net cash used in investing activities		(2,719,195)

Cash flows from financing activities:
Purchase of property and equipment, net
Increase in due from stockholder
Net cash used in investing activities

Cash flows from financing activities:
Loan origination fees	(116,207)
Increase in notes payable - bank	446,939
Increase in installment note - bank	2,000,000
Payments on capital leases	(958,942)
Payments on installment notes - bank	(1,466,667)
Net cash provided by (used in) financing activities		(94,877)

Net increase in cash		1,296,909

Cash at beginning of year		755,645

Cash at end of year		$2,052,554

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENT OF CASH FLOWS (Continued) FOR THE YEAR ENDED DECEMBER 31, 2004

Supplemental disclosures of cash flow information:

Cash payments made during the year for:

Interest	$491,154

Income taxes	$73,080

Supplemental schedule of noncash investing and financing activities:

The Company financed the purchase of certain property and equipment and liabilities were assumed:

Property and equipment	$403,119
Cash paid	-
Liabilities assumed	$403,119

See accompanying notes to combined financial statements

COLOR EDGE, INC. AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(a) Organization:

Color Edge, Inc. and Color Edge Visual, Inc. were incorporated under the laws of the State of New York. Photobition New York, Inc. was incorporated under the laws of the State of Delaware.

(b) Principle of Combination:

The combined financial statements (the "Company") include the accounts of Color Edge, Inc., Color Edge Visual, Inc. and Photobition New York, Inc. Color Edge Visual, Inc. owns 100% of Photobition New York, Inc.

Inasmuch as the companies have common ownership, the combined financial statements are deemed more meaningful. All intercompany accounts and transactions have been eliminated.

(c) Nature of Business:

The Company and its affiliates are full service high-end custom photo labs specializing in conventional color processing, including e-6, c-41, cross processing, c-prints, murals and dupes, graphic and reproduction. The Company and its affiliates customers are located throughout the United States and include advertising, corporate and editorial clients, fine artists and world renowned photographers.

Sales are recorded when the Company's products are shipped to its customers. Provisions for discounts, returns, allowances and other adjustments are recorded in the related period the sales occur.

(d) Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(e) Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(f) Cash:

The Company places its cash investments in high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.

(g) Accounts Receivable:

Management continually reviews its trade accounts receivable for credit risk and has provided for a combined allowance for doubtful accounts of $118,000 and an allowance for customer deductions of $400,000 at December 31, 2004.

(h) Inventory:

Inventory consisting of raw materials, work-in-process and finished goods are stated at the lower of cost or market on a first-in, first-out basis.

(i) Property and Equipment:

Depreciation and amortization are computed using the straight-line methods over the estimated useful lives of the respective assets. Expenditures, which substantially increase estimated useful lives, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation or amortization are removed from the accounts and resulting gains or losses are included in operations.

(j) Trademarks:

Trademarks are amortized on a straight-line basis over fifteen years. Amortization expense charged to operations amounted to $240 for the year ended December 31, 2004. Accumulated amortization was $842.

(k) Deferred Occupancy Costs:

The Company leases facilities in various buildings located in New York City, New York. Rent payments will be increasing over the life of the leases. Rent expense is recognized on a straight-line basis over the lease term. Differences between the amounts expensed and paid are presented as deferred occupancy costs.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(l) Deferred Taxes:

Deferred income taxes are accounted for using the asset and liability method under which deferred income taxes are recognized for the estimated tax consequences of temporary differences between the financial statement carrying accounts and the tax basis of assets and liabilities.

These timing differences result from (a) the Company and its affiliates use of an allowance for doubtful accounts, (b) differences in the carrying value of goodwill for tax purposes as opposed to financial statement purposes and (c) depreciation on the property assets eliminated in consolidation.

(m) Loan Origination Fees:

Loan origination costs related to the loan from a bank will be amortized over the term of the loan. Amortization expense charged to operations amounts to $94,638 for the year ended December 31, 2004.

(n) Advertising:

The Company expenses advertising costs as incurred. Advertising costs amounted to $106,292 for the year ended December 31, 2004.

(o) 401(K) Plan:

The Company maintains a 401(k) plan for all eligible employees. The Company makes matching contributions based on percentages established in the plan. The Company also pays all plan expenses. The matching contributions and expenses amounted to $261,098 for the year ended December 31, 2004.

(p) Shipping and Handling:

The Company includes shipping and handling costs billed to its customers in revenue. The costs of shipping and handling are included in cost of sales.

NOTE 2 - INVENTORIES.

Inventories consist of the following:

Raw materials	$789,943
Work-in-process and finished goods	316,444

$1,106,387

NOTE 3 - PROPERTY AND EQUIPMENT.

Property and equipment, at cost consist of the following at December 31, 2004:

	Cost	Eliminated in Consolidation	Net

Machinery and equipment including capital leases	$10,271,307	($4,564,745)	$5,706,562
Machinery and equipment under capital leases	4,730,926	(4,088,926)	642,000
Furniture and fixtures	250,193	(167,013)	83,180
Leasehold improvements	2,580,817	(1,084,964)	1,495,853
	17,833,243	(9,905,648)	7,927,595

Less: Accumulated depreciation and amortization	(13,646,997)	8,880,286	(4,766,711)

	$4,186,246	($1,025,362)	$3,160,884

Depreciation and amortization expense was $2,113,841 for the year ended December 31, 2004. For the year ended December 31, 2004, $859,117 of depreciation and amortization expense was eliminated in the consolidation of Photobition New York, Inc. and Color Edge Visual, Inc. The net amount charged to operations was $1,254,724 for the year ended December 31, 2004.

NOTE 4 - RESTRICTED CASH - SECURITY DEPOSIT.

Photobition New York, Inc. has a $1,500,000 standby letter of credit issued in connection with the property it leases in New York City. The standby letter of credit expires on November 30, 2005. In addition, the Company was required to set aside funds, currently invested in a annuity contract, as collateral for the letter of credit. The annuity account balance stands at $1,682,819 at December 31, 2004. The standby letter of credit is expected to be renewed in 2005 in accordance with the leases.

NOTE 5 - NOTES PAYABLE, BANK.

The Company maintains a credit agreement with a bank in an amount not to exceed $12,000,000 and consists of a $10,000,000 revolving credit note and a $2,000,000 term loan. Borrowing under either facility may be either Eurodollar loans, base rate loans or a combination thereof. Eurodollar loans bear interest at rate per annum equal to the Eurodollar rate in effect plus an applicable margin rate of 2.75%. Base rate loans shall bear interest at a rate per annum equal to the base rate (prime rate plus ½%). The credit facility is collateralized by all the assets of Color Edge, Inc. and the cross corporate guarantees of the affiliates. In addition, the stockholders of the Company guarantee the credit facility. The revolving credit note expires on January 31, 2007. The term loan requires 20 consecutive quarterly principal payments of $100,000 commencing on March 31, 2004 and ending with a final payment on December 31, 2008.

NOTE 5 - NOTES PAYABLE, BANK. (Continued)

As of December 31, 2004, the Company has a balance of $5,500,000 on the revolving credit facility and a balance of $1,700,000 on the installment note.

The Company has a $10,000 credit line with interest at 16%. The outstanding balance on this line at December 31, 2004 was $-0-.

The annual maturities of the term loan are as follows:

Years Ending December 31,

2005	$400,000
2006	400,000
2007	400,000
2008	400,000
2009	100,000

$1,700,000

NOTE 6 - CAPITAL LEASE OBLIGATIONS.

Capital lease obligations for furniture, equipment and machinery are payable monthly in varying installments with interest rates ranging from 4.7% to 18.33% due through February 2009	$1,517,457

Less: Current maturities	657,596

Long-term portion	$859,861

Minimum maturities of these capital lease obligations are as follows:
Years Ending December 31,

2005	$761,671
2006	540,964
2007	286,152
2008	50,683
2009	18,846
1,658,316
Less: Amounts representing interest	140,859
Principle capital lease obligations	1,517,457
Less: current portion	657,596
$859,861

NOTE 7 - COMMON STOCK.

Common stock consists of the following:

	Shares			Par Value	Amount
	Authorized	Issued	Outstanding
Color Edge, Inc.	200	200	200	No par value	$1,000
Color Edge Visual, Inc.	1,000	1,000	1,000	.01 par value	10
Photobition New York, Inc.	1,000	100	100		5,093
					6,103
Eliminated in consolidation					(5,093)

Net common stock					$1,010

NOTE 8 - RELATED PARTY TRANSACTIONS.

During fiscal 2004, the Company purchased black and white film processing services from an affiliated company. The Company purchased approximately $90,430 of services and sold approximately $42,166 of services to this affiliated company during 2004. At December 31, 2004, the Company had a balance due from this affiliate of approximately $132,868.

NOTE 9 - COMMITMENTS.

(a) Leases:

The Company conducts its operations from facilities located in New York City, New York, where it leases various floors at two locations under noncancelable operating leases expiring through November 30, 2014.

The Company also leases space in a facility located in New Jersey. The lease expires on July 31, 2005.

The following is a schedule of future minimum rental payments required under the above operating leases:

Years ending December 31,
Total
2005	$2,154,683
2006	1,569,221
2007	1,604,530
2008	1,640,634
2009 and later	11,211,375

$18,180,443

Rent expense for the above locations amounted to $2,432,848 for the year ended December 31, 2004.

NOTE 9 - COMMITMENTS. (Continued)

In addition, the Company leases various telephone equipment under three operating leases expiring through October 2006. Telephone equipment lease expense amounted to $145,000 for the year ended December 31, 2004.

The following is a schedule of future minimum rental payments required under the above telephone equipment operating leases:

Years Ending December 31,

2005	$20,000
2006	3,000

$23,000

NOTE 10 - SUBSEQUENT EVENTS.

The Company in February 2005 sold substantially all of their assets and liabilities to a public company.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Color Edge, Inc. and Affiliates

We have audited the accompanying combined balance sheets of Color Edge, Inc. and Affiliates as at December 31, 2003 and 2002, and the related combined statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Color Edge, Inc. and Affiliates as at December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As Discussed in Note 14, the financial statements as at December 31, 2003 and 2002 and for the years ended December 31, 2003 and 2002 have been restated.

New York, New York
June 18, 2004 (except as to Note 14 as to which the date is July 6, 2005)

COLOR EDGE, INC. AND AFFILIATES COMBINED BALANCE SHEETS (RESTATED)

ASSETS
	December 31,
	2003	2002
Current assets:
Cash	$755,645	$1,178,322
Accounts receivable, net of allowance for doubtful accounts of $286,000 and $395,000, respectively	9,983,880	9,022,514
Due from factor	-	199,173
Inventories	1,253,882	1,449,545
Due from related company	61,383	-
Deferred income taxes	567,482
Stockholders’ loans	2,318,265	-
Other current assets	238,742	140,257
Total current assets	15,179,279	11,989,811

Property and equipment, net of accumulated depreciation and amortization of $3,511,987 and $2,548,016, respectively	3,668,335	2,629,001

Other assets:
Deferred income taxes	5,175,973	6,991,772
Restricted cash-security deposit	1,521,542	1,502,756
Security deposits	181,688	186,891
Loan origination fees	73,333	110,000
Trademarks	3,006	3,247
Total other assets	6,955,542	8,794,666

Total assets	$25,803,176	$23,413,478

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS (RESTATED)

	For the Years Ended
December 31,
	2003	2002
Revenue	$46,498,971	$20,040,895

Cost of sales	23,662,217	11,626,357

Gross profit	22,836,754	8,414,538

Operating expenses:
Selling	6,878,406	1,240,015
General and administrative	14,252,025	6,487,556
Total operating expenses	21,130,431	7,727,571

Income from operations	1,706,323	686,967

Other income (expense):
Interest expense	(467,123)	(296,932)
Interest income	21,298	2,149
Gain on sale of property and equipment	92,759	-
Total other income (expense)	(353,066)	(294,783)

Income before provision for income taxes	1,353,257	392,184

Provision for income taxes:
Current	(450,327)	73,825
Deferred	1,325,294	17,430
Total provision for income taxes	874,967	91,255

Income before extraordinary gain	478,290	300,929

Extraordinary gain on stock purchase net of deferred income taxes of $1,441,173	-	4,116,627

Net income	478,290	4,417,556

Retained earnings at beginning of year	6,040,499	1,622,943

Retained earnings at end of year	$6,518,789	$6,040,499

See accompanying notes to combined financial statements

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENT OF CASH FLOWS (RESTATED)
	For the Years Ended December 31,
	2003	2002
Cash flows from operating activities:
Net income	$478,290	$300,929
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	1,034,562	645,479
Deferred income taxes	1,325,294	17,430
Deferred occupancy costs	175,910	65,506
Gain on sale of property and equipment	92,759	-
(Decrease) increase in allowance for doubtful accounts	(108,972)	116,226
Increase (decrease)in cash flows as a result of change in asset and liability account balances:
Accounts receivable	(852,394)	(3,000,796)
Reduction in due from factor	199,173	528,112
Inventories	195,663	(109,706)
Due from related company	(105,430)	183,858
Other current assets	(98,485)	(29,965)
Restricted cash-security deposit	(18,786)	(1,581)
Security deposits	5,203	10,029
Accounts payable	2,041,996	(428,281)
Accrued expenses	330,017	893,085
Customer deposits	79,708	-
Income taxes payable	(568,716)	22,200
Other current liabilities	-	(65,400)
Total adjustments	3,727,502	(1,153,804)

Net cash provided by operating activities	4,205,792	(852,875)

Cash flows from investing activities:
Purchase of stock - net	-	(4,659,053)
Purchase of property and equipment	(2,129,767)	(1,481,245)
(Increase) reduction of due from stockholder	(2,018,265)	11,513
Net cash used in investing activities	(4,148,032)	(6,128,785)

Cash flows from financing activities:
Increase from capital leases	788,730	1,264,572
Increase in notes payable - bank	1,716,998	3,336,063
Increase in installment note - bank	-	2,000,000
(Decrease) increase in note payable - seller	(1,175,000)	1,175,000
Payments on capital leases	(1,144,498)	(602,987)
Payment on installment notes - bank	(666,667)	(166,666)
Loan origination fees	-	(110,000)
Issuance of common stock	-	10
Increase in paid-in capital	-	1,249,990
Net cash provided by (used in) financing activities	(480,437)	8,145,982

Net increase (decrease) in cash	(422,677)	1,164,322

Cash at beginning of year	1,178,322	14,000

Cash at end of year	$755,645	$1,178,322

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES COMBINED STATEMENT OF CASH FLOWS (Continued) (RESTATED)
	For the Years Ended December 31,

	2003	2002

Supplemental disclosures of cash flow information:

Cash paid during the year for:

Interest	$464,28	$290,961

Income taxes	$147,846	$48,950

See accompanying notes to combined financial statements.

COLOR EDGE, INC. AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2003
(RESTATED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(q) Organization:

Color Edge, Inc. and Color Edge Visual, Inc. were incorporated under the laws of the State of New York. Photobition New York, Inc. was incorporated under the laws of the State of Delaware.

(r) Principle of Combination:

The combined financial statements (the "Company") include the accounts of Color Edge, Inc., Color Edge Visual, Inc. and Photobition New York, Inc. Color Edge Visual, Inc. owns 100% of Photobition New York, Inc.

Inasmuch as the companies have common ownership, the combined financial statements are deemed more meaningful. All intercompany accounts and transactions have been eliminated.

The December 31, 2002 statement of income and retained earnings includes the activities of Color Edge, Inc. for the year then ended and the activities of Color Edge Visual, Inc. and its 100% owned subsidiary for the 19 days ended December 31, 2002. This was due to the purchase of the subsidiary's stock on December 12, 2002.

(s) Nature of Business:

The Company and its affiliates are full service high-end custom photo labs specializing in conventional color processing, including e-6, c-41, cross processing, c-prints, murals and dupes, graphic and reproduction. The Company and its affiliates customers are located throughout the United States and include advertising, corporate and editorial clients, fine artists and world renowned photographers.

Sales are recorded when the Company's products are shipped to its customers. Provisions for discounts, returns, allowances and other adjustments are recorded in the related period the sales occur.

(t) Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

See accompanying independent auditors' report on condensed schedule

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(u) Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(v) Cash:

The Company places its cash investments in high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.

(w) Accounts Receivable:

Management continually reviews its trade accounts receivable for credit risk and has provided for a combined allowance for doubtful accounts of $286,000 and $395,000 as of December 31, 2003 and 2002, respectively.

(x) Inventory:

Inventory consisting of raw materials and work-in-process and finished goods are stated at the lower of cost or market on a first-in, first-out basis.

(y) Property and Equipment:

Depreciation and amortization are computed using the straight-line methods over the estimated useful lives of the respective assets. Expenditures, which substantially increase estimated useful lives, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation or amortization are removed from the accounts and resulting gains or losses are included in operations.

(z) Trademarks:

Trademarks are amortized on a straight-line basis over fifteen years. Amortization expense charged to operations amounted to $241 for each of the years ended December 31, 2003 and 2002, respectively. Accumulated amortization was $602 and $361 at December 31, 2003 and 2002, respectively.

See accompanying independent auditors' report on condensed schedule

(aa) Deferred Occupancy Costs:

The Company leases facilities in various buildings located in New York City, New York. Rent payments will be increasing over the life of the leases. Rent expense is recognized on a straight-line basis over the lease term. Differences between the amounts expensed and paid are presented as deferred occupancy costs.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(bb)Deferred Taxes:

Deferred income taxes are accounted for using the asset and liability method under which deferred income taxes are recognized for the estimated tax consequences of temporary differences between the financial statement carrying accounts and the tax basis of assets and liabilities.

These timing differences result from (a) the Company and its affiliates use of an allowance for doubtful accounts, (b) differences in the carrying value of goodwill for tax purposes as opposed to financial statement purposes and (c) depreciation on the property assets eliminated in consolidation.

(cc) Loan Origination Fees:

Loan origination costs related to the loan from a bank will be amortized over the term of the loan. Amortization expense charged to operations amounts to $36,667 and $ -0- for the years ended December 31, 2003 and 2002, respectively.

(dd) Advertising:

The Company expenses advertising costs as incurred. Advertising costs amounted to $124,343 and $53,695 for the years ended December 31, 2003 and 2002, respectively.

(ee) 401(K) Plan:

In 2003, the Company established a 401(k) plan for all eligible employees. The Company makes matching contributions based on percentages established in the plan. The Company also pays all plan expenses. The matching contributions and expenses for 2003 amounts to $182,063.

(ff) Shipping and Handling:

The Company includes shipping and handling costs billed to its customers in revenue. The costs of shipping and handling are included in cost of sales.

See accompanying independent auditors' report on condensed schedule

NOTE 2 - INVENTORIES.

Inventories consist of the following:

	December 31,
	2003	2002
Raw materials	$916,874	$950,592
Work-in-process and finished goods	337,008	498,953

	$1,253,882	$1,449,545

NOTE 3 - DUE FROM FACTOR.

On December 12, 2002, the Company terminated its factoring agreement and fully repaid all balances due to the factor. The balance due from the factor resulted from collection of accounts receivable inadvertently remitted to the factor by the Company's customers after the agreement was terminated.

See accompanying independent auditors' report on condensed schedule

NOTE 4 - PROPERTY AND EQUIPMENT.

Property and equipment, at cost consist of the following at December 31, 2003:

	Cost	Eliminated in Consolidation	Net

Machinery and equipment including capital leases	$9,533,831	($4,564,745)	$4,969,086
Machinery and equipment under capital leases	4,730,926	(4,088,926)	642,000
Furniture and fixtures	250,193	(167,013)	83,180
Leasehold improvements	2,571,040	(1,084,964)	1,486,076
	17,085,990	(9,905,648)	7,180,342

Less: Accumulated depreciation and amortization	(11,533,156)	(8,021,169)	(3,511,987)

	$5,552,834	($1,884,479)	$3,668,355

At December 31, 2002, property and equipment, at cost, consisted of the following:

	Cost	Eliminated in Consolidation	Net

Machinery and equipment including capital leases	$8,916,567	($4,661,670)	$4,254,897
Machinery and equipment under capital leases	4,976,076	(4,976,076)	-
Furniture and fixtures	167,013	(167,013)	-
Leasehold improvements	2,007,084	(1,084,964)	922,120
	16,066,740	(10,889,723)	5,177,017

Less: Accumulated depreciation and amortization	(10,252,827)	(7,704,811)	(2,548,016)

	$5,813,913	($3,184,912)	$2,629,001

See accompanying independent auditors' report on condensed schedule

NOTE 4 - PROPERTY AND EQUIPMENT. (Continued)

Depreciation and amortization expense was $2,298,087 and $734,768 for the years ended December 31, 2003 and 2002, respectively. For the years ended December 31, 2003 and 2002, $ 1,300,433 and $89,530, respectively of depreciation and amortization expense was eliminated in the consolidation of Photobition New York, Inc. and Color Edge Visual, Inc. The net amount charged to operations was $ 997,654 and $645,238 for the years ended December 31, 2003 and 2002, respectively.

NOTE 5 - RESTRICTED CASH - SECURITY DEPOSIT.

Photobition New York, Inc. has a $1,500,000 standby letter of credit issued in connection with the property it leases in New York City. The standby letter of credit expires on November 30, 2004. In addition, the Company was required to open a certificate of deposit which amounts to $1,521,542 at December 31, 2003 as collateral for the letter of credit.

NOTE 6 - NOTES PAYABLE, BANK.

The Company maintains a credit agreement with a bank in an amount not to exceed $8,250,000 which consists of a $4,750,000 revolving credit facility of which $4,000,000 is to be used to finance a stock purchase acquisition and a $750,000 working capital sub-limit, a $1,500,000 letter of credit facility and a $2,000,000 installment note. The revolving credit facility expires on December 12, 2005. As of December 31, 2003, the Company has a balance of $5,050,000 on the revolving credit facility, and a balance of $1,166,667 on the installment note. At December 31, 2002, the balance on the revolving credit facility was $3,328,400 and $1,833,334 on the installment note. The letter of credit facility has not been used.

Under the agreement the Company may borrow the lesser of (1) $8,250,000 or (2) 80% of eligible accounts receivable. Accounts receivable eligible for lending purposes generally include trade receivables less than 90 days outstanding from the invoice date. In addition, the working capital sub-limit must be paid down in full for a period of 30 days every year. Borrowings under the agreement bear interest at rates selected by the Company which relate to either the banks prime rate or Eurodollar rate. Interest is payable monthly under the prime rate option or at the end of the Eurodollar period for the Eurodollar option. If the Eurodollar period is longer than 90 days, the interest is payable at end of each quarter. The Company pays the lender (1/4%) for the average unused portion of the revolving loan on a quarterly basis. The agreement includes various covenants which, among other things, require the Company to maintain certain financial ratios with respect to working capital, stockholder's equity, and interest coverage. The interest rate at December 31, 2003 ranged between 3.88% and 3.94% on the revolving line and installment note.

The Company has a $10,000 credit line with interest at 16%. The outstanding balance on this line at December 31, 2003 and 2002 was $3,061 and $7,663, respectively.

In February 2004, the Company entered into a new credit agreement with a new bank where it has refinanced all of its existing bank debt.

See accompanying independent auditors' report on condensed schedule

NOTE 6 - NOTES PAYABLE, BANK. (Continued)

The new credit facility is in an amount not to exceed $12,000,000 and consists of a $10,000,000 revolving credit note and a $2,000,000 term loan. Borrowing under either facility may be either Eurodollar loans, base rate loans or a combination thereof. Eurodollar loans bear interest at rate per annum equal to the Eurodollar rate in effect plus an applicable margin rate of 2.75%. Base rate loans shall bear interest at a rate per annum equal to the base rate (prime rate plus ½%). The new credit facility is collateralized by all the assets of Color Edge, Inc. and the cross corporate guarantees of the affiliates. In addition, the stockholders of the Company guarantee the credit facility. The revolving credit note expires on January 31, 2007. The term loan requires 20 consecutive quarterly principal payments of $100,000 commencing on March 31, 2004 and ending with a final payment on December 31, 2008.

The annual maturities of the new term loan are as follows:

Years Ending December 31,

2004	$400,000
2005	400,000
2006	400,000
2007	400,000
2008	400,000

$2,000,000

See accompanying independent auditors' report on condensed schedule

NOTE 7 - CAPITAL LEASE OBLIGATIONS.

	December 31,
	2003	2002
Capital lease obligations for furniture, equipment and machinery are payable monthly in varying installments with interest rates ranging from 4.7% to 18.33% due through June, 2008	$2,073,280	$2,429,048

Less: Current maturities	915,463	1,031,993

Long-term portion	$1,157,817	$1,397,055

See accompanying independent auditors' report on condensed schedule

NOTE 7 - CAPITAL LEASE OBLIGATIONS. (Continued)

Minimum maturities of these capital lease obligations are as follows:

Years Ending December 31,

2004	$1,044,803
2005	627,796
2006	407,271
2007	192,230
2008	39,317
2,311,417

Less: Amounts representing interest	238,137

Principle capital lease obligations	$2,073,280

NOTE 8 - NOTE PAYABLE - SELLER.

Represented final payment on stock purchase of Photobition New York, Inc. in March 2003.

NOTE 9 - COMMON STOCK.

Common stock consists of the following:

	Shares			Par Value	Amount
	Authorized	Issued	Outstanding
Color Edge, Inc.	200	200	200	No par value	$1,000
Color Edge Visual, Inc.	1,000	1,000	1,000	.01 par value	10
Photobition New York, Inc.	1,000	100	100		5,093
					6,103
Eliminated in consolidation					(5,093)

Net common stock					$1,010

NOTE 10 - RELATED PARTY TRANSACTIONS.

During the years ended December 31, 2003 and 2002, the Company purchased black and white film processing services from an affiliated company. These services aggregated approximately $113,900 and $223,900, respectively. The Company received non-interest bearing advances from this affiliate totaling approximately $324,000 and $40,000 for the years ended December 31, 2003 and 2002, respectively. The Company also made non-interest bearing advances totaling approximately $430,000 to this affiliate during 2003. At December 31, 2003, the Company had a balance due from this affiliate of approximately $61,400 and at December 31, 2002, a balance due to this affiliate of approximately $44,000.

For the year ended December 31, 2002, the Company purchased mounting and other finishing services, aggregating approximately $252,600, from a different affiliate. The Company shared its facility with this affiliate and also provided the affiliate with administrative and procurement services equal to the above amount. At December 31, 2002, there was no balance outstanding between the Company and this affiliate. During the year ended December 31, 2003, there were no transactions with this affiliate.

For the year ended December 31, 2002, the Company leased certain employees from another affiliate that primarily provides messenger services on behalf of the Company. The charges from the affiliate were approximately $368,100. For the year ended December 31, 2003, there were no transactions between the Company and this affiliate.

See accompanying independent auditors' report on condensed schedule

NOTE 11 - COMMITMENTS.

(a) Leases:

The Company conducts its operations from facilities located in New York City, New York, where it leases various floors at two locations under noncancelable operating leases expiring through November 30, 2014.

The Company also leases space in facilities located in Long Island City, New York and New Jersey. The leases expire on August 31, 2004 and July 31, 2005, respectively.

The following is a schedule of future minimum rental payments required under the above operating leases:

Years Ending December 31,	New York City	Long Island City	New Jersey	Total

2004	$1,944,098	$49,328	$105,000	$2,098,426
2005	1,950,635	-	61,250	2,011,885
2006	1,572,122	-	-	1,572,122
2007	1,607,497	-	-	1,607,497
2008 and Later	12,730,667	-	-	12,730,667

	$19,805,019	$49,328	$166,250	$20,020,597

NOTE 11 - COMMITMENTS. (Continued)

Rent expense for the above locations amounted to $2,577,583 and $603,190 for the years ended December 31, 2003 and 2002, respectively.

In addition, the Company leases various telephone equipment under three operating leases expiring through October 2006. Telephone equipment lease expense amounted to $123,868 and $99,290 for the years ended December 31, 2003 and 2002, respectively.

See accompanying independent auditors' report on condensed schedule

The following is a schedule of future minimum rental payments required under the above telephone equipment operating leases:

Years Ending December 31,

2004	$92,153
2005	21,157
2006	2,561

$115,871

NOTE 12 - PURCHASE OF PHOTOBITION NEW YORK, INC.

On December 12, 2002, Color Edge Visual, Inc. purchased all the outstanding stock of Photobition New York, Inc. A summary of the balance sheet of Photobition New York, Inc. as at December 12, 2002 is as follows:

Current assets	$5,299,592
Property and equipment	3,184,912
Other non-current assets	7,285,867
Total assets	$15,770,371

Current liabilities	3,599,444
Other noncurrent liabilities	1,561,979
Stockholders’ equity	10,608,948

Total liabilities and stockholder equity	$15,770,371

Color Edge Visual, Inc. has recorded this transaction as required by FASB 141. This pronouncement requires a reduction in the carrying value of certain noncurrent assets if the net assets acquired are greater than the purchase price. The remaining excess of net assets acquired over cost is treated as an extraordinary gain (Note 13).

See accompanying independent auditors' report on condensed schedule

NOTE 13 - EXTRAORDINARY GAIN ON STOCK PURCHASE.

On December 12, 2002, Color Edge Visual, Inc. bought all the outstanding stock of Photobition New York, Inc. for $4,375,000. The book value of Photobition New York, Inc. as at the acquisition date was $10,608,948, thus creating $6,233,948 excess of net assets acquired over their cost. This excess has been reduced by eliminating the $3,184,912 cost basis of property and equipment, related deposits, and the costs of acquiring the stock resulting in an extraordinary gain of $4,116,627.

NOTE 14 - RESTATEMENT.

The combined financial statements as at and for the year ended December 31, 2003 have to restated to reflect additional accruals for sales commissions of $ 553,174 and vacation pay of $525,156 and a reduction in income taxes of $567,482. The combined financial statements as at and for the year ended December 31, 2002 have restated to reflect an additional rent accrual of $107,916 and a reduction of current income tax expense of $48,500.

The effect of the restatements is as follows:

	December 31, 2003		December 31, 2002
	As Previously Reported	As Restated	As Previously Reported	As Restated
Selling expenses	$6,325,232	$6,878,406	$1,240,015		$1,240,015
General and administrative expenses	$13,726,869	$14,252,025	$6,379,640		$6,487,556
Provision for income taxes	$1,442,449	$874,967	$139,755		$91,255
Net income	$989,138	$478,290	$360,345		$300,929
Deferred income taxes - current portion		$$567,482		$
Accrued expenses	$1,256,825	$2,443,071	$2,005,138		$2,113,054
Income taxes payable	$60,000	$12,100	$629,316		$580,816
Retained earnings	$7,089,053	$6,518,789	$6,099,915		$6,040,499

See accompanying independent auditors' report on condensed schedule